UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2019

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FBHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 24, 2019, Fortune Brands Home & Security, Inc. (the “Company”) announced that Mr. Christopher J. Klein intends to retire as Chief Executive Officer and transition to the role of Executive Chairman of the Company effective January 6, 2020. On September 24, 2019, the Board of Directors appointed Mr. Klein to serve as Executive Chairman of the Board of Directors, Mr. David M. Thomas as Lead Director and Mr. Nicholas I. Fink as Chief Executive Officer, all effective January 6, 2020. The Board of Directors also appointed Mr. Fink to serve as a Class III member of the Board of Directors effective January 6, 2020 for a term continuing until the Company’s 2020 Annual Meeting of Shareholders. A copy of the Company’s press release dated September 24, 2019 is attached hereto as Exhibit 99.1.

Mr. Fink, age 44, served as President and Chief Operating Officer of the Company since March 2019. He served as President of the Company’s Global Plumbing Group from August 2016 to March 2019. Mr. Fink joined the Company as Senior Vice President – Global Growth and Development in June 2015 and served in that position until he was promoted to President of the Global Plumbing Group. Before joining the Company, Mr. Fink held several management positions at Beam Suntory, Inc., a premium spirits company, and its predecessor beginning in June 2006, most recently serving as Senior Vice President and President, Asia-Pacific/South America.

There are no family relationships between Mr. Fink and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is being furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated September 24, 2019, issued by Fortune Brands Home & Security, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

By:	/s/ Robert K. Biggart
Name:	Robert K. Biggart
Title:	Senior Vice President, General Counsel and Secretary

Date: September 26, 2019